Exhibit 10.12



                             ASSIGNMENT OF INTERESTS
                             -----------------------


     THIS ASSIGNMENT (the "Assignment") is made this __ day of December, 2006 by SBR HOLDING COMPANY, LLC, a Florida limited liability company (the "Assignor"), and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (the "Assignee").

                                R E C I T A L S:

     A. The Assignor is the holder of all of the membership interests (the "Interests") in South Beach Resorts, LLC, a Florida limited liability company (the "Company").

     B. The Assignor and Assignee have entered into a Purchase Agreement of even date (the "Purchase Agreement"), pursuant to which the Assignor has agreed to assign to the Assignee, and the Assignee has agreed to acquire from the Assignor, the Interests.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby agrees as follows:

     1.  Assignment  of  the  Interests. The Assignor hereby assigns, transfers,
         ------------------------------
conveys and sets over unto the Assignee and the Assignee's successors and assigns, all of the Assignor's right, title and interest in and to the Interests.

     2.  Further Assurances. The Assignor agrees that it will, at the request of
         ------------------
the Assignee, at any time and from time to time after the date hereof and without further consideration, duly execute and deliver or will cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, conveyances, and powers of attorney, as may be reasonably requested by Assignee, its successors and assigns, to be necessary or proper for the better assigning, transferring, granting, conveying, assuring and confirming to Assignee ownership of the Interests.

     3.  Governing  Law.  This  Assignment shall be governed by and construed in
         --------------
accordance  with  the  laws  of  the  State  of  Florida.

     4.  Counterparts.  This Assignment may be executed in one or more duplicate
         ------------
counterparts, each of which shall upon execution by all parties be deemed to be an original.

     5. Binding Effect. The provisions of this Assignment shall extend to, bind,
        --------------
and inure to the benefit of, Assignee and its legal representatives, successors, and assigns.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the day and year first above written.

                                     ASSIGNOR:
                                     --------

                                     SBR  HOLDING  COMPANY,  LLC

                                     By: /s/ Frederick W. Pauzer
                                        ---------------------------
                                     Its:   Member
                                          -------------------------
                                     Name: Frederick W. Pauzar
                                          -------------------------



                                     By: /s/ Malcolm J. Wright
                                        ---------------------------
                                     Its: Member
                                          -------------------------
                                     Name: Malcolm J. Wright
                                          -------------------------